UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2025

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SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Landmeier Road Elk Grove Village, Illinois		60007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 956-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously reported, Rajesh B. Upadhyaya resigned as Executive Vice President, West Coast Operations, of SigmaTron International, Inc. (NASDAQ: SGMA), an electronic manufacturing services company (the “Company”), effective as of April 30, 2025. His resignation was not related to the operations, policies, or practices of the Company.

In connection with his resignation, effective May 22, 2025, the Company and Mr. Upadhyaya entered into a separation agreement, setting forth the terms of his departure from the Company (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, Mr. Upadhyaya resigned as an officer and employee of the Company effective at the close of business on April 30, 2025.

Mr. Upadhyaya agreed to abide by confidentiality and non-disparagement covenants contained in the Separation Agreement. Mr. Upadhyaya also agreed to release any and all claims against the Company which in any way related to Mr. Upadhyaya’s employment and association with the Company or the cessation of that employment and association, subject to the exceptions and review and revocation rights, if any, provided under applicable law.

Mr. Upadhyaya will be entitled to the following in exchange for his covenants and releases under the terms of the Separation Agreement: (a) a cash payment of $125,000 payable in equal installments over 12 months; (b) reimbursement of COBRA premiums for 12 months; (c) vesting of the remaining unvested portions of the employee stock options previously awarded to Mr. Upadhyaya under the Company’s equity incentive plans; and (d) retention of the vehicle, cell phone and laptop computer used by Mr. Upadhyaya.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the Separation Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement, effective as of May 22, 2025, by and between SigmaTron International, Inc. and Rajesh Upadhyaya

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: May 27, 2025	By	/s/ Frank J. Cesario
	Name:	Frank J. Cesario
	Title:	Chief Financial Officer